                                                                 EXHIBIT 10.36

                      FIRST AMENDMENT TO CREDIT AGREEMENT

                         dated as of October 28, 1997,

                                     among

                               INGRAM MICRO INC.,
                   INGRAM EUROPEAN COORDINATION CENTER N.V.,
                      INGRAM MICRO SINGAPORE PTE LTD., and
                          INGRAM MICRO INC. (CANADA),
                        as Borrowers and Guarantors, and

                        CERTAIN FINANCIAL INSTITUTIONS,
                        as the Relevant Required Lenders




                         amending the US $1,000,000,000

                                CREDIT AGREEMENT

                         dated as of October 30, 1996,

                                   also among

                        CERTAIN FINANCIAL INSTITUTIONS,
                                as the Lenders,

                          NATIONSBANK OF TEXAS, N.A.,
                    as Administrative Agent for the Lenders,

                            THE BANK OF NOVA SCOTIA,
                    as Documentation Agent for the Lenders,

                                      and

                           THE CHASE MANHATTAN BANK,
          DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLANDS BRANCH,
                      THE FIRST NATIONAL BANK OF CHICAGO,
           THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, and
                             ROYAL BANK OF CANADA,
                                as the Co-Agents





                      PREPARED BY HAYNES AND BOONE, L.L.P.

                               TABLE OF CONTENTS


1.       TERMS AND REFERENCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

4.       REPRESENTATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

5.       RATIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

6.       ADDITIONAL GUARANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

7.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                             SCHEDULES AND EXHIBITS


  EXHIBIT F-1              -        FORM OF AMENDMENT EFFECTIVE DATE CERTIFICATE

  EXHIBIT G-3              -        FORM OF AMENDMENT TO COORDINATION CENTER
                                    GUARANTY

  EXHIBIT H-1              -        FORM OF AMENDMENT TO MICRO GUARANTY

  EXHIBIT I-4              -        FORM OF AMENDMENT TO MICRO CANADA
                                    GUARANTY (COORDINATION CENTER/MICRO
                                    SINGAPORE)

  EXHIBIT I-5              -        FORM OF AMENDMENT TO MICRO CANADA GUARANTY
                                    (MICRO)

  EXHIBIT I-6              -        FORM OF AMENDMENT TO MICRO SINGAPORE
                                    GUARANTY

  AMENDED EXHIBIT J        -        FORM OF ADDITIONAL GUARANTY

  EXHIBIT M-1              -        FORM OF OPINION OF JAMES E. ANDERSON





                                                                FIRST AMENDMENT

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT is entered into as of October 28, 1997, between:

o INGRAM MICRO INC., a corporation organized and existing under the laws of the State of Delaware, United States of America ("MICRO");

o INGRAM EUROPEAN COORDINATION CENTER, N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER"), INGRAM MICRO SINGAPORE PTE LTD., a corporation organized and existing under the laws of Singapore ("MICRO SINGAPORE"), and INGRAM MICRO INC., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA"), all three of which are collectively the "SUPPLEMENTAL BORROWERS"; and

o The financial institutions executing this amendment as Lenders (the "RELEVANT REQUIRED LENDERS").

                (see PARAGRAPH 1 below regarding defined terms)

         A. This amendment is being executed and delivered to amend the Credit Agreement (as renewed, extended, amended, or supplemented, the "CREDIT AGREEMENT") dated as of October 30, 1996, among (1) Micro; (2) the Supplemental Borrowers; (3) certain Lenders (which includes the Relevant Required Lenders);
(3) NationsBank of Texas, N.A. ("NATIONSBANK"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and The Bank of Nova Scotia ("SCOTIABANK"), as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT"), both of which are collectively the "AGENTS"; and (4) The Chase Manhattan Bank; DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch; The First National Bank of Chicago; The Industrial Bank of Japan, Limited, Atlanta Agency; and Royal Bank of Canada, as co-agents (collectively in such capacity, the "CO-AGENTS").

         B. The Credit Agreement provides, among other things, for (1) Commitments by the Lenders to make Pro-Rata Credit Extensions to or for Micro in Dollars, (2) agreements by the Lenders to consider (without commitment) making Non-Rata Revolving Loans and issuing Non-Rata Letters of Credit to or for any Borrower in Available Currencies, (3) agreements by the Lenders to consider (without commitment) quoting bids to make Bid Rate Loans to any Borrower, and (4) joint and several guaranties by each Borrower of every other Borrower's Obligations.

         C. The Borrowers have requested that the Relevant Required Lenders enter into this amendment with the Borrowers in order to effect the changes reflected in PARAGRAPH 2 below.

         D. The Relevant Required Lenders have agreed, upon and subject to the terms and conditions of this amendment, to those changes to the Credit Agreement.

         ACCORDINGLY, for adequate and sufficient consideration, the Borrowers and the Relevant Required Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (A) terms defined in the Credit Agreement have the same meanings when used in this amendment, and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.





                                                                FIRST AMENDMENT

2. AMENDMENTS. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Credit Agreement is amended as follows:

         (A) Extensions of Commitment Termination Date. In respect of the Borrowers' request to allow for two-year extensions, to reduce the minimum for Remaining Lenders to 65%, and to require additional documentation for an extension to be at the Agents' request; SECTION 2.2 is entirely amended as follows:

         SECTION 2.2      EXTENSIONS OF THE COMMITMENT TERMINATION DATE.

                          (a) If the Commitment Termination Date has not occurred, Micro may -- on any Business Day occurring after May 1st and before June 30th of the year (for purposes of this SECTION 2.2, the "THEN-CURRENT YEAR") immediately preceding the year in which the then-effective Commitment Termination Date occurs -- deliver to each Lender (with a copy to the Administrative Agent) three counterparts of a Commitment Extension Request appropriately completed. That Commitment Extension Request may be for a one-year (365-day or, if appropriate, 366-day) period, for a two-year (730-day or, if appropriate 731-day) period, or for one or both in the same Commitment Extension Request (each a requested "EXTENSION PERIOD"). The Commitment Extension Request shall be delivered in accordance with SECTION 11.2, EXCEPT that acknowledgment of receipt by the recipient is required before it is deemed to have been delivered.

                                  (i)      By July 31st of the then-current
                          year, each Lender shall (by appropriately completing, executing, and delivering to Micro and the Administrative Agent the Commitment Extension Request delivered to it) indicate whether or not it intends to extend its Commitment pursuant to this SECTION 2.2 in respect of either of the one or two Extension Periods requested by Micro. Any Lender failing to return its Commitment Extension Request to Micro as provided in the preceding sentence shall be deemed to have declined the extension of its Commitment as contemplated by this SECTION 2.2 in respect of each of the Extension Periods requested by Micro.

                                  (ii)     By August 15th of the then-current
                          year, the Administrative Agent shall notify (for purposes of this SECTION 2.2, the "LENDER BALLOT NOTICE") all of the Lenders as to (A) the identity of each Lender who has indicated its intention not to extend its Commitment in respect of either of the one or two Extension Periods requested by Micro ("WITHDRAWING LENDER"), (B) each Lender who has agreed to extend its Commitment in respect of one or both of the Extension Periods requested by Micro ("REMAINING LENDER"), and (C) which Remaining Lenders have agreed to which Extension Period if two were requested by Micro.

                          (b) IF, as of the date the Administrative Agent delivers the Lender ballot notice, neither NationsBank nor Scotiabank shall be a Remaining Lender and the Remaining Lenders in respect of each Extension Period requested by Micro shall hold less than a total of 65% of the Commitments, THEN, by August 31st of the then-current year, each Remaining Lender may revoke (by delivering written notice thereof to Micro and the Administrative Agent) its consent to extension of its Commitment for each of the Extension





                                        2
                                                                FIRST AMENDMENT

                 Periods requested by Micro, thereby becoming a Withdrawing Lender as of the day of that revocation.

                                  (i)      After the date that the
                          Administrative Agent delivers the Lender ballot notice and by September 15th of the then-current year, the Remaining Lenders may assume any Withdrawing Lender's Commitment in proportion to their respective share of those Remaining Lenders' Commitments.

                                  (ii)     IF, as of September 30th of the
                          then-current year, the Remaining Lenders in respect of each Extension Period requested by Micro hold less than a total of 65% of the Commitments (after giving effect to any assumptions of any Withdrawing Lenders' Commitment under the preceding sentence on or before that date), THEN (A) all of the Lenders' Commitments shall terminate and (B) any Outstanding Credit Extensions shall mature and be payable in full on the then-effective Commitment Termination Date.

                                  (iii) A one-year Extension Period does not automatically become effective if a Commitment Extension Request for a two-year period fails to become effective as provided in this CLAUSE (b), and VICE VERSA.

                          (c) IF, as of September 30th of the then-current year, the Remaining Lenders in respect of an Extension Period requested by Micro hold a total of at least 65% of the Commitments (after giving effect to any assumptions of the Commitments of any Withdrawing Lenders' Commitments under CLAUSE (b) above on or before that date), THEN each Remaining Lender's Commitment (including any Commitments assumed by any Remaining Lender under CLAUSE (b) above) shall be extended for that Extension Period from the then-effective Commitment Termination Date, SUBJECT TO CLAUSE (f) below.

                                  (i) IF the requirements for extension of the Commitments shall be satisfied, THEN -- after October 1st of the then-current year but by 30 days before the then-effective Commitment Termination Date -- Micro may enter into an agreement with one or more new financial institutions reasonably acceptable to the Agents or with any Remaining Lender to assume the Withdrawing Lenders' Commitments that have not been assumed under CLAUSE (b) above.

                                  (ii) Any Commitments assumed by Remaining Lenders or new financial institutions under CLAUSE
                          (I) above shall be extended for the foregoing Extension Period from the then-effective Commitment Termination Date, SUBJECT TO CLAUSE (f) below.

                                  (iii)    IF Micro requests both a one-year
                          and a two-year Extension Period and both would become effective under this section, THEN the two-year Extension Period shall become effective under this section; PROVIDED THAT any Lender that did not agree to a two-year Extension Period but that did agree to a one-year Extension Period shall then become a Withdrawing Lender.





                                        3                      FIRST AMENDMENT

                          (d) IF the Commitments are extended in accordance with this section, THEN Outstanding Credit Extensions made by any Withdrawing Lender that are not assumed or purchased under CLAUSE (b) or (c) above shall mature and be payable in full on the then-effective Commitment Termination Date, and the Commitments of each such Withdrawing Lender shall thereupon terminate.

                                        (i)     On the then-effective
                                  Commitment Termination Date, the Total Credit Commitment Amount shall be automatically reduced by an amount equal to the PRODUCT of
                                  (A) the total Percentages of all the
                                  Withdrawing Lenders that were not assumed or purchased under CLAUSES (b) or (c) above TIMES (B) the Total Credit Commitment Amount on that Commitment Termination Date immediately before that calculation.

                                  (ii)     The Percentages of the Remaining
                          Lenders shall be adjusted by the Administrative Agent based upon each such Remaining Lender's PRO RATA share of the remaining Total Credit Commitment Amount.

                          (e)     Each Lender's decision to extend its
                 Commitment or assume or purchase any Withdrawing Lender's Commitment shall be exercised by it in its sole and absolute discretion without reference to any stated desires of any other Lender Party or Micro. All assignments made under this
                 SECTION 2.2 shall be made in accordance with SECTION 11.11.1, EXCEPT that any such assignment (i) may be in any minimum or multiple amount resulting from the operation of this SECTION
                 2.2 and (ii) shall not require the consent of Micro or the Administrative Agent.

                          (f)     Any extension of Commitments under this
                 SECTION 2.2 shall become effective only upon (i) the satisfaction of the requirements for extension stated above and (ii) the delivery by Micro to the Administrative Agent and each Lender, on or before the then-effective Commitment Termination Date, of (A) executed replacement Notes reflecting, without limitation, any changes in the identity or Percentages of the Lender Parties and the Total Credit Commitment Amount, and (B) copies of such other legal opinions, approvals, instruments, or documents as the Agents may reasonably request. Upon their receipt of such replacement Notes, the Remaining Lenders shall mark the relevant predecessor Notes "EXCHANGED" and deliver them to Micro.

         (B) Minimum Pro-Rata Revolving Loans. In respect of the Borrowers' request that the minimum for Pro-Rata Revolving Loans be reduced, the amounts "$25,000,000" in the first sentences of SECTION 3.1(a) and of
SECTION 4.2.3 are entirely amended to read "$10,000,000."

         (C) Bid Rate Loans in Available Currencies. In respect of the Borrowers' request that Bid Rate Loans may be requested in any Available
Currency:

                 (i) CLAUSE (c) in the second recital to the Credit Agreement is entirely amended as follows:

                          (c) for itself and each other Borrower a protocol whereby each such Borrower may, prior to the Commitment Termination Date and to the extent the aggregate





                                        4                      FIRST AMENDMENT

                 Commitments shall be unused and available from time to time, request that the Lenders make Bid Rate Loans in any Available Currency, subject to a limit on all Outstanding Credit Extensions consisting of Non-Rata Credit Extensions of $750,000,000 in the aggregate; and

                 (ii)     The definition of the term "Available Currency" in
         SECTION 1.1 is entirely amended as follows:

                          "AVAILABLE CURRENCY" means for the purposes of any
                 Non-Rata Revolving Loans, Non-Rata Letters of Credit, and Bid Rate Loans, Dollars, Canadian Dollars, Singapore Dollars, Hong Kong Dollars, Swiss Francs, Belgian Francs, French Francs, Guilders, Sterling, Marks, Lira, Mexican Pesos, Pesetas, Yen, Krona, Danish Krone, Norwegian Krone, Schillings, Ringgit, Won, European Currency Units and other mutually agreed currencies.

                 (iii)     SECTION 3.5.1 is entirely amended as follows:

                           SECTION 3.5.1.   BID RATE LOANS.

                                  (a)      Any Borrower may, on the terms and
                          conditions of this Agreement, request the Lenders to make offers to make Bid Rate Loans to such Borrower denominated in any Available Currency. The Lenders may, but shall have no obligation to, make such offers and the relevant Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this SECTION 3.5. Except as otherwise provided herein and subject in each case to the satisfaction of the applicable conditions precedent set forth in SECTIONS 6.1 and 6.2 hereof, each Bid Rate Loan shall be made on the terms and conditions agreed to between the relevant Borrower and the relevant Lender; PROVIDED THAT the direct Obligations of Micro with respect to each Pro-Rata Credit Extension shall rank PARI PASSU with Micro's direct and contingent Obligations with respect to each Bid Rate Loan.

                                  (b)      Notwithstanding any other provision
                          contained in this Agreement, if, at any time prior to the Commitment Termination Date, the relevant Lender of a Bid Rate Loan determines that the Available Currency in which such Bid Rate Loan has been made is an Ineligible Currency, then such Lender may (in its sole discretion) at any time notify the relevant Borrower of the same. Promptly after receiving such notice and, in any event, within five Business Days of receiving the same, such Borrower will notify such Lender as to what Available Currency it desires such Bid Rate Loan to be converted into and promptly thereafter such Lender shall so convert such Bid Rate Loan. If the relevant Borrower fails to select another Available Currency as provided in the preceding sentence, such other Available Currency shall be selected by the relevant Lender. Such conversion shall be effected at the relevant spot rate at which such Ineligible Currency is offered on such day for the selected Available Currency which appears on TELERATE PAGE 3740 at approximately 11:00 a.m. (London time) (and if such spot rate is not available on TELERATE PAGE 3740 as of such time, such spot rate as





                                        5                      FIRST AMENDMENT
                          quoted by NationsBank, in London at approximately 11:00 a.m. (London time)), or, if no such spot rate shall exist, such other rate of exchange as the relevant Lender shall reasonably determine.

                 (iv) A new sentence is added to the end of SECTION 3.5.2 as follows:

                 Each Quote Request must also state the Available Currency requested for each applicable Bid Rate Borrowing.

                 (v) The first sentence of SECTION 3.5.3 is entirely amended as follows:

                          SECTION 3.5.3. SUBMISSION OF QUOTES. Each Lender may submit one or more Quotes, each containing an offer to make a Bid Rate Loan in response to any Quote Request; PROVIDED THAT, if the relevant Borrower's request under
                 SECTION 3.5.2 specified more than one Interest Period or more than one Available Currency, such Lender may make a single submission containing one or more Quotes for each such Interest Period or each such Available Currency.

                 (vi) A new sentence is added to end of SECTION 3.5.6 as follows:

                 Subject to SECTION 3.5.1(b), each Bid Rate Loan shall be repaid in the Available Currency in which such Loan was made.

                 (vii)    SECTION 4.2.4(c) is entirely amended as follows:

                                  (c)      BID RATE LOANS.  Subject to SECTION
                          3.5.1(b), each Borrower shall pay interest on the aggregate principal amount of any Bid Rate Loan outstanding in the Available Currency in which such Loan was made to the relevant Lender from time to time prior to and at Maturity on such dates agreed between such Borrower and such Lender pursuant to
                          SECTION 3.5 in connection with the making of such Bid Rate Loan.

         (D) Payment of Certain Fees. In respect of the Borrowers' request that certain fees be paid to the Administrative Agent for the account of, instead of directly to, the appropriate Lenders:

                 (i) The fifth and sixth words in SECTION 4.3.2 are entirely amended as follows:

                 to the Administrative Agent for the account of

                 (ii) The first sentence of SECTION 4.3.3(a) is entirely amended as follows:

                 Micro agrees to pay to the Administrative Agent for the account of each Lender (including the relevant Issuer) a Pro-Rata Letter of Credit participation fee equal to each Lender's Percentage of the average daily Stated Amount of each Pro-Rata Letter of Credit during the applicable period multiplied by the Applicable Margin then in effect for any LIBO Rate Loan.





                                        6                      FIRST AMENDMENT

                 (iii) The first sentence of SECTION 4.3.3(b) is entirely amended as follows:

                 Micro agrees to pay to the Administrative Agent for the account of the Issuer of each Pro-Rata Letter of Credit a Pro-Rata Letter of Credit issuance fee of 0.125 of 1% PER ANNUM of the average daily Stated Amount of such Pro-Rata Letter of Credit during the applicable period, such fee to be payable for the account of the relevant Issuer in quarterly installments in arrears on each Quarterly Payment Date and on the date that the Commitments terminate in their entirety.

                 (iv)     SECTION 4.3.3(c) is entirely amended as follows:

                 The Administrative Agent shall pay to each Lender and each Issuer fees paid for its account under CLAUSE (a) or (b) above promptly after receipt by the Administrative Agent.

                 (v) The parenthetical phrase within the second parenthetical phrase of SECTION 5.8.1(a) is entirely amended as follows:

                          (which fees shall be paid by Micro or the relevant Borrower to the Administrative Agent for the account of the relevant payee)

         (E) Acceding Borrowers and Additional Guarantors. With respect to the Borrowers' request that an Acceding Borrower not automatically be required to become an Additional Guarantor unless it is a Material Subsidiary:

                 (i) SECTIONS 6.3.1(a) and (b) are each amended to insert the parenthetical "(if any)" after the words "the Guaranty".

                 (ii)     SECTION 6.3.3 is entirely amended as follows:

                          SECTION 6.3.3. GUARANTIES, ETC.  IF such Acceding
                 Borrower has not previously delivered an Additional Guaranty and such Acceding Borrower is a Material Subsidiary, THEN the Administrative Agent shall have received, with counterparts for each Lender (a) an Additional Guaranty executed by such Acceding Borrower, in effect as of the date such Acceding Borrower becomes a Supplemental Borrower hereunder, duly executed and delivered by an Authorized Person of such Acceding Borrower, and (b) such instruments and documents evidencing accession of such Acceding Borrower under the Intra-Group Agreement as the Administrative Agent may reasonably request, in each case effective with respect to such Acceding Borrower as of the date such Acceding Borrower becomes a Supplemental Borrower hereunder.

         (F) Financial Information, Reports, Notices, etc. In respect of the Borrowers' request to conform the reporting requirements to Micro's reports to the Securities and Exchange Commission and to eliminate the requirement for consolidating financials:

                 (i) The preamble to SECTION 8.1.1 is entirely amended as follows:





                                        7
                                                                FIRST AMENDMENT

                          SECTION 8.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. Micro will furnish, or will cause to be furnished, to each Lender Party (1) promptly after filing, copies of each FORM 10-K, FORM 10-Q, and FORM 8-K (or any respective successor forms) filed with the Securities and Exchange Commission (or any successor authority) or any national securities exchange (including, in each case, any exhibits thereto requested by any Lender Party), and (2) to the extent not disclosed in such FORMS 10-K, FORMS 10-Q, and FORMS 8-K (or respective successor forms) for the applicable period, copies of the following financial statements, reports, notices and information:

                 (ii) Following the 35th word "consolidated" in SECTION 8.1.1(b), the words "and consolidating" are entirely deleted.

                 (iii) SECTIONS 8.1.1(c), (d), (e), (f), and (g) are entirely amended as follows:

                                  (c)      at the time of delivery of each
                          financial statement required by CLAUSE (a) or (b) (or FORM 10-Q or FORM 10-K in LIEU thereof), a certificate signed by an Authorized Person of Micro stating that no Default has occurred and is continuing (or if a Default has occurred and is continuing, and without prejudice to any rights or remedies of any Lender Party hereunder in connection therewith, a statement of the nature thereof and the action which Micro has taken or proposes to take with respect thereto);

                                  (d)      at the time of delivery of each
                          financial statement required by CLAUSE (a) or (b) (or FORM 10-Q or FORM 10-K in LIEU thereof), a Compliance Certificate showing compliance with the financial covenants set forth in SECTION 8.2;

                                  (e)      as soon as possible after (i) the
                          occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule, or (ii) the commencement of any labor controversy, litigation, action, or proceeding of the type described in SECTION 7.8, notice thereof;

                                  (f)      promptly after the filing thereof,
                          copies of any registration statements (other than the exhibits thereto and excluding any registration statement on FORM S-8 and any other registration statement relating exclusively to stock, bonus, option, 401(k) and other similar plans for officers, directors, and employees of Micro, Industries, Entertainment, or any of their respective Subsidiaries);

                                  (g)      immediately upon becoming aware of
                          the institution of any steps by any Obligor or any other Person to terminate any Pension Plan other than pursuant to SECTION 4041(b) of ERISA, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under SECTION 302(t) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of





                                        8                      FIRST AMENDMENT
                          any other event with respect to any Pension Plan which, in any such case, results in, or would reasonably be expected to result in, a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

         (G) Other Credit Facilities. In respect of certain Borrowers entering into other credit facilities concurrent with the execution and delivery of this amendment:

                 (i) SECTION 1.1 is amended to add the following defined terms in alphabetical order with the other defined terms in that section:

                          "CANADIAN CREDIT AGREEMENT" means the Canadian Credit
                 Agreement dated as of October 28,1997, among Micro, Micro Canada, the various financial institutions parties thereto as lenders, Scotiabank and Royal Bank of Canada, respectively, as the administrative agent and the syndication agent for those lenders, and the co-agent named therein, as renewed, extended, amended, or restated.

                          "EUROPEAN CREDIT AGREEMENT" means the European Credit
                 Agreement dated as of October 28,1997, among Micro, Coordination Center, the various financial institutions parties thereto as lenders, Scotiabank and NationsBank, respectively, as the administrative agent and the documentation agent for those lenders, and the arrangers named therein, as renewed, extended, amended, or restated.

                 (ii)     SECTION 8.2.1(a)(i) is entirely amended as follows:

                                  (i)      Any Indebtedness arising (A) in
                          respect of the Credit Extensions or (B) under or in connection with the Canadian Credit Agreement or the European Credit Agreement;

                 (iii) After the 23rd word "Indebtedness" in SECTION 9.1.5 there are added the words, "arising under the Canadian Credit Agreement or the European Credit Agreement or any other Indebtedness".

         (H) Judgment Liens. In respect of the Borrowers' request that the dollar amount for judgment liens for purposes of SECTIONS 8.2.2(e) and 9.1.6 be replaced with a more flexible concept and that 30 instead of ten days be granted to stop enforcement proceedings, those two sections are entirely amended as follows, respectively:

                          (e) judgment Liens of an amount not exceeding at any time EITHER 7.25% of Consolidated Tangible Net Worth at the end of the most recently ended Fiscal Period OR $80,000,000, whichever is less in the aggregate, or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and for which, within 30 days of such judgment, the insurance carrier has acknowledged coverage in writing;

                          SECTION 9.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of (individually or in the aggregate) an amount equal at any time to EITHER 7.25% of Consolidated Tangible Net Worth at the end of the most recently ended Fiscal





                                        9                      FIRST AMENDMENT

                 Period OR $80,000,000, whichever is less (or, in either case, the equivalent thereof in any other currency), shall be rendered against any Obligor or any of their respective Subsidiaries and either:

                                  (a)      enforcement proceedings shall have
                          been commenced and be continuing by any creditor upon such judgment or order for any period of 30 consecutive days; or

                                  (b)      there shall be any period during
                          which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         (I) Mergers, Consolidations, Etc. In respect of the Borrowers' request for simplification of SECTION 8.2.5, that section is entirely amended as follows:

                          SECTION 8.2.5. MERGERS, CONSOLIDATIONS, SUBSTANTIAL ASSET SALES, AND DISSOLUTIONS. No Borrower may merge or consolidate with another Person, or sell, lease, transfer, or otherwise dispose of assets constituting all or substantially all of the assets of Micro and its Consolidated Subsidiaries (taken as a whole) to another Person, or liquidate or dissolve, EXCEPT for the following SO LONG AS, in each case, no Event of Default exists or would exist after giving effect to the following:

                                  (a)      A Supplemental Borrower may
                          liquidate or dissolve, or merge or consolidate with another Person, or sell, lease, transfer, or otherwise dispose of all or substantially all of its assets to another Obligor, SO LONG AS, in each case
                          (i) an Obligor is the surviving entity of any such liquidation, dissolution, merger, or consolidation or the transferee of such assets, and (ii) Micro is the surviving entity if involved in such a merger or consolidation.

                                  (b)      Micro may merge or consolidate with
                          another Person if:

                                        (i)    EITHER Micro is the surviving
                          entity OR the surviving Person (A) is organized and in good standing under the laws of a State of the United States and (B) expressly assumes Micro's Obligations in a written agreement satisfactory in form and substance to the Required Lenders; and

                                        (ii)    unless Micro is the surviving
                          entity in a merger or consolidation that does not constitute a Material Asset Acquisition, Micro delivers to the Administrative Agent, before the merger or consolidation becomes effective, a certificate of Micro's chief executive officer, chief financial officer, or Treasurer stating and demonstrating in reasonable detail that (assuming such proposed transaction had been consummated on the first day of the most recently ended period of four Fiscal Periods for which financial statements have been or are required to have been delivered pursuant to SECTION 8.1.1) Micro (or the other surviving Person) would have been, on a PRO FORMA basis, in compliance with each of the covenants set forth in
                          SECTION 8.2.3 as of the last day of such period.





                                        10                      FIRST AMENDMENT

         (J) Limitation on Acquisitions. In respect of the Borrowers' and the Agents' desires to redefine the limitations on acquisitions:

                          (i) The definition of the term "Material Asset Acquisition" in SECTION 1.1 is entirely amended as follows:

                          "MATERIAL ASSET ACQUISITION" (a) means the purchase
                 or other acquisition (in one transaction or a series of related transactions) from any Person of property or assets, the aggregate purchase price of which (calculated in Dollars) paid in cash or property (other than property consisting of equity shares or interests or other equivalents of corporate stock of, or partnership or other ownership interests in, any Obligor), equals or exceeds 25% of the SUM (calculated without giving effect to such purchase or acquisition) of (i) Consolidated Funded Debt (determined as at the end of the then most recently ended Fiscal Period), PLUS (ii) Consolidated Stockholders' Equity (determined as at the end of the then most recently ended Fiscal Period), PLUS (iii) any increase thereof attributable to any equity offerings or issuances of capital stock occurring subsequent to the end of such Fiscal Period and before any such purchase or acquisition, but (b) does not mean a purchase or acquisition of property or assets of the character described in and permitted under SECTION 8.2.9(c).

                 (ii)     The definition of the term "Relevant Issuer" in
        SECTION 1.1 is entirely deleted.

                 (iii)    SECTION 8.2.7 is entirely amended as follows:

                          SECTION 8.2.7 LIMITATIONS ON ACQUISITIONS.

                                  (a)      No Borrower may make any Material
                          Asset Acquisition UNLESS (i) no Event of Default exists or would exist after giving effect to the proposed Material Asset Acquisition, (ii) before the consummation of the proposed Material Asset Acquisition, such Borrower notifies the Administrative Agent that it intends to make the proposed Material Asset Acquisition and reasonably believes that it will be able to provide the certification under CLAUSE (iii) below, and (iii) before consummation of the proposed Material Asset Acquisition, Micro delivers to the Administrative Agent a certificate duly executed and delivered by an Authorized Person of Micro, certifying that (A) immediately upon and following the consummation of the proposed Material Asset Acquisition, Micro will be in compliance with each of SECTIONS 8.2.1 and
                          8.2.2 and (B) on a pro forma basis (assuming the proposed Material Asset Acquisition had been consummated on the first day of the most recently ended period of four Fiscal Periods for which financial statements have been or are required to have been delivered pursuant to SECTION 8.1.1) Micro would have been in compliance with SECTION 8.2.3 as of the last day of such period.

                                  (b)      Without first providing the notice
                          to the Administrative Agent and the Lenders required by this SECTION 8.2.7(b), the Borrowers shall not (and shall not permit their respective Subsidiaries to) acquire any outstanding stock of any U.S. or non-U.S. corporation, limited company or similar entity of which the





                                        11                     FIRST AMENDMENT
                          shares constitute Margin Stock if after giving effect to such acquisition, Micro and its Affiliates shall hold, in the aggregate, more than 5% of the total outstanding stock of the issuer of such Margin Stock, which notice shall include the name and jurisdiction of organization of such relevant issuer, the market on which such stock is traded, the total percentage of such relevant issuer's stock currently held, and the purpose for which the acquisition is being made.

                                  (c)      Notwithstanding any contrary
                          provision in this SECTION 8.2.7, the Borrowers shall not (and shall not permit their respective Subsidiaries to) (i) directly or indirectly use the proceeds of any Pro-Rata Credit Extensions to make any Acquisition UNLESS, if the board of directors of the Person to be acquired has notified Micro or any of its Subsidiaries that it opposes the offer by the proposed purchaser to acquire that Person, THEN that opposition has been withdrawn or (ii) make any Acquisition UNLESS, if the proposed Acquisition is structured as a merger or consolidation, THEN, it will be consummated in compliance with SECTION 8.2.5.

                                  (d)      Execution and delivery of each
                          Continuation/Conversion Notice shall constitute Micro's representation and warranty that it is not then in violation of SECTION 8.2.7(c)(i). No Borrower shall directly or indirectly use the proceeds of any Non-Rata Credit Extension to make any Acquisition if the board of directors of the Person to be acquired has notified Micro or any of it Subsidiaries that it opposes the offer by the proposed purchaser to acquire that Person, and such opposition has not been withdrawn, unless the relevant Borrower notifies the relevant Lender of such opposition when it requests such Non-Rata Credit Extension.

         (K) Sale of Assets. In order to clarify the relationship between SECTIONS 8.2.5 and 8.2.9 and in respect of the Borrowers' request that SECTION 8.2.9(a)(ii) be less restrictive:

                 (i) The word "No" at the beginning of SECTION 8.2.9 is entirely amended and replaced with the words, "EXCEPT as provided in
         SECTION 8.2.5, no".

                 (ii) The first five words of SECTION 8.2.9(a)(ii) are entirely amended and replaced with the words, "SO LONG AS no Event of Default".

         (L) Non-Performance of Certain Covenants. In respect of the Borrowers' request for a cure period in respect of certain Liens that are not Permitted Liens, SECTION 9.1.3 is entirely amended as follows:

                          SECTION 9.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observation of any of its obligations under
                 SECTION 8.2.2 (excluding the involuntary incurrence of Liens involving individually or collectively amounts in controversy or encumbered assets or both having a value of less than $60,000,000 at any time, which involuntary incurrences are subject to SECTION 9.1.4 below), SECTION 8.2.3, SECTION 8.2.4, or SECTION 8.2.5 (excluding any default by Micro in the performance of its obligation to deliver, prior to the consummation of any Material





                                        12                     FIRST AMENDMENT

                 Asset Acquisition, the certificate required to be so delivered in connection therewith pursuant to SECTION 8.2.7(a)(iii), default of which is subject to SECTION 9.1.4 below).

         (M) Release of Subsidiary Guarantors and Supplemental Borrowers. In respect of the Borrowers' request for simplification and clarification of
SECTION 11.16, that section is entirely amended as follows:

                          SECTION 11.16. RELEASE OF SUBSIDIARY GUARANTORS AND SUPPLEMENTAL BORROWERS.

                          (a) IF (i) the Agents receive a certificate from the chief executive officer, the chief financial officer, or Treasurer of Micro certifying as of the date of that certificate that, after the consummation of the transaction or series of transactions described in such certificate (which certification shall also state that such transactions, individually and in the aggregate, will be in compliance with the terms and conditions of this Agreement, including, to the extent applicable, the covenants contained in SECTIONS 8.2.5,
                 8.2.6 and 8.2.9, and that no Default existed, exists, or will exist, as the case may be, immediately before, as a result of, or after giving effect to such transaction or transactions and the release or termination, as the case may be, described below), the Guarantor or Supplemental Borrower, as the case may be, identified in such certificate will no longer be a Subsidiary of Micro, and (ii) in the case of a Supplemental Borrower, the appropriate Lender Parties have received payment in full of all principal of, interest on, reimbursement obligations in respect of, and fees related to any Outstanding Credit Extensions made by any of them in favor of such Supplemental Borrower and any outstanding Non-Rata Letters of Credit issued for the account of such Supplemental Borrower have been, or arrangements are in place for them to be, terminated, THEN such Guarantor's Guaranty shall automatically terminate or such Supplemental Borrower shall automatically cease to be a party to this Agreement.

                          (b) No such termination or cessation shall release, reduce, or otherwise adversely affect the obligations of any other Obligor under this Agreement, any other Guaranty, or any other Loan Document, all of which obligations continue to remain in full force and effect.

                          (c) Each Lender Party shall, at Micro's expense, execute such documents as Micro may reasonably request to evidence such termination or cessation, as the case may be.

         (N) In respect of the potential introduction of a new currency among members of the European Community:

                          (i) SECTION 1.1 is amended to add the following new defined terms in alphabetical order with the other defined terms in that section:

                          "EMU EVENT" means, in respect of member states of the
                 European Community, an event associated with economic and monetary union in the European Community, including, without limitation, each (and any combination) of (a) the introduction of,





                                        13                     FIRST AMENDMENT
                 changeover to, or operation of the New Currency, (b) the fixing of conversion rates between a member state's currency and the New Currency or between the currencies of member states, (c) the substitution of the New Currency for the European Currency Units as the unit of account of the European Community, (d) the introduction of the New Currency as lawful currency in a member state (whether at the earliest date or subsequently and whether in parallel with, or as a replacement for, the currency which, before the introduction of the New Currency, was lawful currency in that member state), (e) the withdrawal from legal tender, by reason of the introduction of the New Currency, of any currency that, before the introduction of the New Currency, was lawful currency in one of the member states, (f) the disappearance or replacement of a relevant price source for the European Currency Units or the national currency of any member state, (g) the failure of any sponsor (or a successor sponsor) such as Reuters or Telerate to publish a relevant rate, index, price, page, or screen, and (h) any event in furtherance of any of the foregoing.

                          "NEW CURRENCY" means any single or unified European
                 lawful currency (whether known as the Euro or otherwise, and whether for the whole European Community or for only several member states).

                 (ii)     A new SECTION 5.14 is added as follows:

                          SECTION 5.14 ECONOMIC AND MONETARY UNION. The parties confirm that the occurrence or non-occurrence of an EMU Event will not of itself (a) result in any full or partial discharge (whether by frustration or otherwise), cancellation, rescission, or termination of this Agreement, (b) entitle any party unilaterally to fully or partially cancel, rescind, terminate, or vary this Agreement, or (c) result in a Default or Event of Default.

         (O) Other Provisions. In respect of the Borrowers' request that other amendments, clarifications, or corrections to the Credit Agreement be made:

                 (i)      In the definition of the term Eligible Assignee in
         SECTION 1.1:

                          (a) The words "an Event of Default" are inserted instead of the words "a Default" in CLAUSES (v) and (A)(z).

                          (b)     The words "and Micro" are deleted from CLAUSE
                 (B)(y).

                 (ii) The period at the end of the definition of the term Impermissible Qualification in SECTION 1.1 is replaced with a semi-colon, and a proviso is added to the end of that definition as follows:

                 PROVIDED, HOWEVER, that (i) qualifications relating to pre-acquisition balance sheet accounts of Person(s) acquired by Micro or any of its Subsidiaries and (ii) statements of reliance in the auditor's opinion on another accounting firm (SO LONG AS such other accounting firm has a national reputation in the applicable country and such reliance does not pertain to any Borrower) shall not be deemed an Impermissible Qualification.





                                        14                     FIRST AMENDMENT

                 (iii) CLAUSE (c)(iv) in the definition of the term Indebtedness in SECTION 1.1 is entirely amended as follows:

                 (iv) leases of real or personal property not required to be capitalized under FASB STATEMENT 13;

                 (iv)     The definition of the term "Replacement Notice" in
         SECTION 1.1 is entirely deleted.

                 (v) In SECTION 3.3.1 (a) after the word "Loan" and before the first parenthetical, the words "under this Agreement" are inserted and (B) the last proviso is entirely amended as follows:

                 PROVIDED THAT the direct Obligations of Micro with respect to each Pro-Rata Extension shall rank PARI PASSU with Micro's direct and contingent Obligations with respect to each Non-Rata Revolving Loan to each Borrower.

                 (vi) The last proviso in SECTION 3.4.1 is entirely amended as follows:

                 PROVIDED THAT the direct Obligations of Micro with respect to each Pro-Rata Extension shall rank PARI PASSU with Micro's direct and contingent Obligations with respect to each Non-Rata Letter of Credit for each Borrower.

                 (vii) In SECTION 5.3, the eighth word "upon" is entirely amended and replaced with the words "within 30 days after".

                 (viii) The first 38 words in SECTION 5.10 are entirely amended as follows:

                          Upon the occurrence and during the continuance of any Event of Default,

                 (ix) SECTION 8.1.5 is amended to add the words "and upon reasonable advance notice" immediately after the 46th word "intervals" in that section.

                 (x) SECTION 9.1.9(d) is amended by adding the word "Material" immediately before the 40th word "Subsidiary" in that section.

                 (xi) The word "Majority" in SECTION 9.5 is entirely amended with the word "Required".

         (P) Amendments to Guaranties. In respect of the Borrowers' request for clarification of certain provisions in existing Guaranties, the Relevant Required Lenders authorize the Administrative Agent to enter into amendments to those Guaranties in substantially the forms of the attached EXHIBITS G-3, H-1, I-4, I-5, and I-6.

         (Q) Exhibits. The Credit Agreement is amended by adding to it EXHIBITS F-1, G-3, H-1, I-4, I-5, I-6, and M-1. EXHIBIT J is entirely amended in the form of, and all references in the Credit Agreement to EXHIBIT J are changed to, the attached AMENDED EXHIBIT J.





                                        15                     FIRST AMENDMENT

3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until (A) all principal, interest, fees, costs and expenses due under the Credit Agreement (as amended by this amendment), all fees payable to either Agent in connection with this amendment as agreed to between such Agent and Micro, and all outstanding fees and expenses of counsel to the Agents are, in each case, paid in full to the extent due and payable (and, unless an amount is otherwise provided by the Loan Documents and without waiving the right for subsequent reimbursement in accordance with the Loan Documents, to the extent that a reasonably detailed invoice is presented to Micro by October 23, 1997) after giving effect to this amendment, (B) as of the date of this amendment, the representations and warranties in this amendment are true and correct, no Default exists, and since December 31, 1996, no material adverse change in the business, results of operations, or financial condition of Micro and its Consolidated Subsidiaries (taken as a whole) has occurred, and (C) the Administrative Agent receives the following, in each case (other than where a specified form is otherwise provided by this amendment) in form and substance satisfactory to the Administrative Agent (who may rely upon the advice of its special counsel in making that determination):

                 (i) This Amendment. Either (A) counterparts of this amendment duly executed and delivered by the Borrowers and by the Required Lenders or (B) facsimile, telegraphic, or other written confirmation of the execution of counterparts of this amendment.

                 (ii) Officers' Certificates. From each Obligor a certificate, dated the date of this amendment and with counterparts for each Lender (upon which each Lender may conclusively rely until the Administrative Agent receives a further certificate of the Secretary of the relevant Obligor canceling or amending the earlier certificate), duly executed and delivered by the Secretary, Assistant Secretary, or other authorized representative of such Obligor as to
         (a) due authorization of the execution, delivery, and performance of this amendment and all documents to be executed and delivered under this amendment by such Obligor, and (b) the incumbency and signatures of those of its officers authorized to act with respect to this amendment and those documents to be executed by it.

                 (iii) Amendment Effective Date Certificate. A certificate, dated the date of this amendment and with counterparts for each Lender, duly completed and executed by the chief executive officer, an Authorized Person, or the Treasurer of Micro, and substantially in the form of the attached EXHIBIT F-1 (and all documents and agreements required to be appended to that certificate must be in form and substance satisfactory to the Administrative Agent).

                 (iv) Opinion of Counsel. An opinion of counsel, dated the date of this amendment and addressed to the Agents and all of the Lenders, from James E. Anderson, General Counsel of Micro, covering the matters set forth in EXHIBIT M-1.

4. REPRESENTATIONS. To induce the Relevant Required Lenders to enter into this amendment and the Administrative Agent to enter into the amendments to the Guaranties described above, Borrowers (for themselves and each other Obligor) jointly and severally represent and warrant to the Agents, the Co-Agents, and the Lenders as follows:

         (A) Credit Agreement. Each of the representations and warranties of each Obligor set forth in ARTICLE VII of the Credit Agreement (excluding those contained in SECTION 7.8) is true and correct as though made on and as of the date of this amendment (unless stated to relate solely to an earlier date, in





                                        16                     FIRST AMENDMENT
which case, such representations and warranties shall be true and correct as of such earlier date) with each reference in those representations to "this Agreement," the "Loan Documents," "hereof," "hereunder," "thereof," "thereunder," and words of like import being, for purposes of this clause, references to the Credit Agreement and the Loan Documents, in each case as amended by this amendment.

         (B) Enforceability. Upon execution and delivery by the Borrowers and the Required Lenders, this amendment will constitute valid and binding obligations of each Obligor, enforceable against it in accordance with this amendment's terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         (C) Obligors. As of the date of this amendment, the only Obligors under the Credit Agreement and Loan Documents are Micro, Coordination Center, Micro Singapore, and Micro Canada.

5. RATIFICATIONS. To induce the Relevant Required Lenders to enter into this amendment and the Administrative Agent to enter into the amendments to the Guaranties described above, each Borrower (A) ratifies and confirms all provisions of the Credit Agreement and other Loan Documents to which it is a party, as amended by this amendment, and (B) ratifies and confirms that all guaranties granted in favor of any of the Agents or the Lenders under the Loan Documents (as they may have been renewed, extended, amended, or supplemented) are not released, reduced, or otherwise adversely affected by this amendment, those amendments to Guaranties, or any other Loan Document, and continue to guarantee full payment and performance of the present and future Obligations.

6. ADDITIONAL GUARANTIES. The Borrowers and the Relevant Required Lenders agree that Micro shall cause Ingram Micro Holdings Limited and Ingram Micro (UK) Limited to both comply with the provisions of SECTION 8.1.10 by no later than November 30, 1997.

7.       MISCELLANEOUS.

         (A) Credit Agreement and Loan Documents. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, or discharge of any provision of this amendment is valid unless in writing that is signed by the party against whom it is sought to be enforced.

         (B) Governing Law. This amendment shall be deemed to be a contract made under and governed by the laws of the State of New York, United States of America.

         (C) Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same amendment. All counterparts shall be construed together to constitute one and the same amendment.

       REMAINDER OF PAGE INTENTIONALLY BLANK.  THIS PAGE IS FOLLOWED BY A





                                        17                     FIRST AMENDMENT

            SIGNATURE PAGE FOR MICRO AND THE SUPPLEMENTAL BORROWERS, FOLLOWED BY SEPARATE SIGNATURE PAGES FOR THE RELEVANT REQUIRED LENDERS.





                                        18
                                                                FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.

INGRAM MICRO INC., as Micro            INGRAM EUROPEAN COORDINATION CENTER N.V.,
                                       as a Supplemental Borrower


By /s/ JAMES F. RICKETTS               By /s/ MICHAEL J. GRAINGER
   ---------------------------------      --------------------------------------
   James F. Ricketts, Vice President      Michael J. Grainger,
   and Worldwide Treasurer                Authorized Representative


INGRAM MICRO SINGAPORE PTE LTD.,       INGRAM MICRO INC., as a Supplemental
as a Supplemental Borrower             Borrower

By /s/ MICHAEL J. GRAINGER             By /s/ MICHAEL J. GRAINGER
   --------------------------------       -------------------------------------
   Michael J. Grainger, Attorney          Michael J. Grainger,
                                          Authorized Representative





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.

                                       NATIONSBANK OF TEXAS, N.A., as the
                                       Administrative Agent and as a Lender


                                       By /s/ YOUSUF OMAR
                                          ------------------------------------
                                          Yousuf Omar, Senior Vice President





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.

                                       THE BANK OF NOVA SCOTIA, as
                                       the Documentation Agent and as a Lender


                                       By /s/ W. H. TILLINGER
                                          --------------------------------------
                                         Name: W. H. Tillinger
                                               ---------------------------------
                                         Title: Relationship Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.

                                       THE CHASE MANHATTAN BANK,
                                       as a Co-Agent and as a Lender

                                       By /s/ STEPHANIE PARKER
                                          --------------------------------------
                                         Name: Stephanie Parker
                                               ---------------------------------
                                         Title: Assistant Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.


                                       DG BANK DEUTSCHE
                                       GENOSSENSCHAFTSBANK, CAYMAN ISLANDS
                                       BRANCH, as a Co-Agent and as a Lender

                                       By /s/ BOBBY RYAN OLIVER, JR.
                                          --------------------------------------
                                         Name: Bobby Ryan Oliver, Jr.
                                               ---------------------------------
                                         Title: Assistant Vice President
                                                --------------------------------

                                       By /s/ KURT A. MORRIS
                                          --------------------------------------
                                         Name: Kurt A Morris
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       ATLANTA AGENCY, as a Co-Agent
                                       and as a Lender


                                       By /s/ KAZUO IIDA
                                          --------------------------------------
                                         Name: Kazuo Iida
                                               ---------------------------------
                                         Title: General Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       ROYAL BANK OF CANADA,
                                       as Co-Agent and as a Lender


                                       By /s/ MICHAEL A. COLE
                                          --------------------------------------
                                         Name: Michael A. Cole
                                               ---------------------------------
                                         Title: Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE FUJI BANK, LIMITED, LOS ANGELES
                                       AGENCY, as a Lender


                                       By /s/ MASAHITO FUKUDA
                                          --------------------------------------
                                         Name: Masahito Fukuda
                                               ---------------------------------
                                         Title: Joint General Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION, as a Lender



                                       By /s/ MICHAEL J. McCUTCHIN
                                          --------------------------------------
                                         Name: Michael J. McCutchin
                                               ---------------------------------
                                         Title: Managing Director
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                                       as a Lender



                                       By /s/ ROBERT IVOSOVICH
                                          --------------------------------------
                                         Name: Robert Ivosovich
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                       LOS ANGELES AGENCY, as a Lender


                                       By /s/ MASATSUGU MORISHITA
                                          --------------------------------------
                                         Name: Masatsugu Morishita
                                               ---------------------------------
                                         Title: Joint General Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE SAKURA BANK, LIMITED, as a Lender


                                       By /s/ FERNANDO BUESA
                                          --------------------------------------
                                         Name: Fernando Buesa
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ OFUSA SATO
                                          --------------------------------------
                                         Name: Ofusa Sato
                                               ---------------------------------
                                         Title: Senior Vice President and
                                                --------------------------------
                                                Assistant General Manager
                                                --------------------------------




                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as a Co-Agent and as a Lender



                                       By /s/ MICHAEL P. GAGE
                                          --------------------------------------
                                         Name: Michael P. Gage
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       COMMERZBANK AKTIENGESELLSCHAFT
                                       LOS ANGELES BRANCH, as a Lender



                                       By /s/ JOHN KORTHUIS
                                          --------------------------------------
                                         Name: John Korthuis
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                       By /s/ STEVEN F. LARSEN
                                          --------------------------------------
                                         Name: Steven F. Larsen
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------




                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY,
                                       as a Lender


                                       By /s/ YASUSHI SATOMI
                                          --------------------------------------
                                         Name: Yasushi Satomi
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       ABN-AMRO BANK N.V., as a Lender


                                       By /s/ PAUL K. STIMPFL
                                          --------------------------------------
                                         Name: Paul K. Stimpfl
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ ELLEN M. COLEMAN
                                          --------------------------------------
                                         Name: Ellen M. Coleman
                                               ---------------------------------
                                         Title: Vice President/Director
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       BANCA COMMERCIALE ITALIANA,
                                       LOS ANGELES FOREIGN BRANCH,
                                       as a Lender


                                       By /s/ RICHARD E. IWANICKI
                                          --------------------------------------
                                         Name: Richard E. Iwanicki
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ E. BOMBIERI
                                          --------------------------------------
                                         Name: E. Bombieri
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       BANQUE NATIONALE DE PARIS, as a Lender


                                       By /s/ CLIVE BETTLES
                                          --------------------------------------
                                         Name: Clive Bettles
                                               ---------------------------------
                                         Title: Senior Vice President and
                                                --------------------------------
                                                Manager
                                                --------------------------------


                                       By /s/ TIALLING TARPETRA
                                          --------------------------------------
                                         Name: Tialling Tarpetra
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       COMERICA BANK, as a Lender


                                       By /s/ EMMANUEL M. SKEVOFILAX
                                          --------------------------------------
                                         Name: Emmanuel M. Skevofilax
                                               ---------------------------------
                                         Title: Corporate Banking Officer
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       DEN DANSKE BANK AKTIESELSKAB
                                       CAYMAN ISLANDS BRANCH, as a Lender


                                       By /s/ MOGENS SONDERGAARD
                                          --------------------------------------
                                         Name: Mogens Sondergaard
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ JOHN A. O'NEILL
                                          --------------------------------------
                                         Name: John A. O'Neill
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCHES, as a Lender


                                       By /s/ RALF HOFFMAN
                                          --------------------------------------
                                         Name: Ralf Hoffman
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ ANDREAS NEUMEIER
                                          --------------------------------------
                                         Name: Andreas Neumeier
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       FIRST AMERICAN NATIONAL BANK, as a Lender


                                       By /s/ KATHRYN A. BROTHERS
                                          --------------------------------------
                                         Name: Kathryn A. Brothers
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       GENERALE BANK, S.A./N.V., as a Lender


                                       By /s/ WILLIAM J. O'BRIEN
                                          --------------------------------------
                                         Name: William J. O'Brien
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------


                                       By /s/ E. MATTHEWS
                                          --------------------------------------
                                         Name: E. Matthews
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       KREDIETBANK N.V., GRAND CAYMAN
                                       BRANCH, as a Lender


                                       By /s/ ROBERT SNAUFFER
                                          --------------------------------------
                                         Name: Robert Snauffer
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                       By /s/ TOD R. ANGUS
                                          --------------------------------------
                                         Name: Tod R. Angus
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       THE SANWA BANK, LIMITED
                                       LOS ANGELES BRANCH, as a Lender


                                       By /s/ VIRGINIA HART
                                          --------------------------------------
                                         Name: Virginia Hart
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       SUNTRUST BANK, ATLANTA, as a Lender


                                       By /s/ JARRETTE A. WHITE, III
                                          --------------------------------------
                                         Name: Jarrette A. White, III
                                               ---------------------------------
                                         Title: GVP/Group Manager
                                                --------------------------------


                                       By /s/ ROGER SHREERA
                                          --------------------------------------
                                         Name: Roger Shreera
                                               ---------------------------------
                                         Title: Banking Officer
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       UNITED STATES NATIONAL BANK
                                       OF OREGON, as a Lender


                                       By /s/ AARON J. GORDON
                                          --------------------------------------
                                         Name: Aaron J. Gordon
                                               ---------------------------------
                                         Title: Assistant Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       BANCA DI ROMA, SAN FRANCISCO
                                       FOREIGN BRANCH, as a Lender


                                       By /s/ AUGUSTO BIANCHI
                                          --------------------------------------
                                         Name: Augusto Bianchi
                                               ---------------------------------
                                         Title: F.V.P.
                                                --------------------------------


                                       By /s/ FRANCESCO BAROLO
                                          --------------------------------------
                                         Name: Francesco Barolo
                                               ---------------------------------
                                         Title: F.V.P. and Deputy Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       BANCO CENTRAL HISPANOAMERICANO,
                                       S.A., as a Lender


                                       By /s/ FRANCISCO ALCON
                                          --------------------------------------
                                         Name: Francisco Alcon
                                               ---------------------------------
                                         Title: Executive Vice President and
                                                --------------------------------
                                                General Manager
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       ISTITUTO BANCARIO SAN PAOLO
                                       DI TORINO S.P.A., as a Lender


                                       By  /s/ Carlo Persico
                                           ------------------------------------
                                         Name:  Carlo Persico
                                                -------------------------------
                                         Title: Deputy General Manager
                                                -------------------------------


                                       By  /s/ Robert Wurster
                                           ------------------------------------
                                         Name:  Robert Wurster
                                                -------------------------------
                                         Title: First Vice President
                                                -------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

         EXECUTED as of the date first stated in this First Amendment to Credit Agreement.



                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as a Lender


                                       By /s/ KATHRYN SAYKO-YANES
                                          --------------------------------------
                                         Name: Kathryn Sayko-Yanes
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------





                       One of Several Signature Pages for
                      First Amendment to Credit Agreement

                                  EXHIBIT F-1

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

         THIS CERTIFICATE is delivered pursuant to Paragraph 3(iii) of the First Amendment to Credit Agreement, dated as of October 28, 1997 (the "AMENDMENT"), amending the Credit Agreement dated as of October 30, 1996, among Ingram Micro Inc., Ingram European Coordination Center N.V., Ingram Micro Singapore PTE Ltd., Ingram Micro Inc. (Canada), certain lenders, NationsBank of Texas, N.A., and The Bank of Nova Scotia, respectively as the administrative agent and the documentation agent for those lenders, and certain co-agents. Terms defined (by reference or otherwise) in the Amendment have the same meanings when used, unless otherwise defined, in this certificate. For and on behalf of Micro and as of the date of this certificate, the undersigned certifies as follows to (a) all of the Lenders in respect of the matters in PARAGRAPHS 4, 5, and 6 below and (b) to the Administrative Agent in respect of all other matters below:

         1. REPRESENTATIONS AND WARRANTIES. Both before and after giving effect to the Amendment, the representations and warranties of each Obligor set forth in ARTICLE VII of the Credit Agreement (excluding, however, those contained in SECTION 7.8 of the Credit Agreement), in the Amendment, and in any other Loan Document are true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

         2. LITIGATION ARBITRATION AND OTHER PROCEEDING. Except as disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule:

         (a) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the knowledge of Micro, threatened against any Obligor, or any of their respective Consolidated Subsidiaries in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect or that would affect the legality, validity or enforceability of the Credit Agreement or any other Loan Document; and

         (b) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding so disclosed in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect.

         3. NO MATERIAL ADVERSE EFFECT. Since December 31, 1996, there has been no event or events which, singly or in the aggregate, have resulted in a Material Adverse Effect.

         4. NO DEFAULTS. Both before and after giving effect to the Amendment (a) no Default has occurred and is continuing and (b) no Obligor nor any of their respective Subsidiaries is in violation of any law or governmental regulation or court order or decree which, singly or in the aggregate, results in, or would reasonably be expected to result in, a Material Adverse Effect.

         5. CONDITIONS. All conditions to the effectiveness of the First Amendment, as provided in PARAGRAPH 3 of the First Amendment, have been satisfied in full.

         6. CONSENTS, ETC. No consents or waivers under any agreement applicable to any Obligor are required in order to enable such Obligor to enter into the Amendment and any other Loan Document to be delivered by it under the Amendment, and to perform its obligations thereunder.

         EXECUTED as of October 28, 1997.



                                       INGRAM MICRO INC.


                                       By
                                          ------------------------------------
                                          James F. Ricketts, Vice President
                                          and Worldwide Treasurer





                                                                    EXHIBIT F-1

                                  EXHIBIT G-3

                        AMENDMENT TO COORDINATION CENTER
                            GUARANTY ON FIRST DEMAND

         THIS AMENDMENT is entered into as of October 28, 1997, between INGRAM EUROPEAN COORDINATION CENTER N.V., a company organized and existing under the laws of The Kingdom of Belgium (the "GUARANTOR"), and NATIONSBANK OF TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders described below.

         The Guarantor has executed and delivered the Coordination Center Guaranty on First Demand (as renewed, extended, amended, or restated, the "GUARANTY") dated as of October 30, 1996, in favor of the Lender Parties under the Credit Agreement referred to in the Guaranty. The Guarantor has requested the Administrative Agent to enter into this amendment in order to clarify one provision of the Guaranty, which the Administrative Agent has agreed to do subject to the terms and conditions of this amendment. Accordingly, for adequate and sufficient consideration, the Guarantor and the Administrative Agent agree as follows:

         1. Terms defined (by reference or otherwise) in the Guaranty have the same meanings when used, unless otherwise defined, in this amendment.

         2. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Guaranty is amended to add the following phrase at the beginning of SECTIONS 4(F) and (G) of the Guaranty:

                 EXCEPT in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 13(B) of this Demand Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable,

         3. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until the Administrative Agent receives counterparts of this amendment duly executed and delivered by all parties named below.

         4. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Coordination Center Guaranty" refer to the Guaranty as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and, except as otherwise stated in this amendment, the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Guaranty is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, consent, release, or termination of this amendment is valid unless in a writing that is signed by the Guarantor and the Administrative Agent on behalf of the Lender Parties. This amendment shall be governed by and interpreted in accordance with the laws of Belgium.

         EXECUTED as of the date first stated in this amendment.



INGRAM EUROPEAN COORDINATION           NATIONSBANK OF TEXAS, N.A.,
CENTER N.V., as the Guarantor          as the Administrative Agent


By                                     By
  ---------------------------             ------------------------------
  Michael J. Grainger,                    Yousuf Omar,
  Authorized Representative               Senior Vice President





                                                                    EXHIBIT G-3

                                  EXHIBIT H-1

                          AMENDMENT TO MICRO GUARANTY

         THIS AMENDMENT is entered into as of October 28, 1997, between INGRAM MICRO INC., a Delaware corporation (the "GUARANTOR"), and NATIONSBANK OF TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders described below.

         The Guarantor has executed and delivered the Micro Guaranty (as renewed, extended, amended, or restated, the "GUARANTY") dated as of October 30, 1996, in favor of the Lenders under the Credit Agreement referred to in the Guaranty. The Guarantor has requested the Administrative Agent to enter into this amendment in order to clarify one provision of the Guaranty, which the Administrative Agent has agreed to do subject to the terms and conditions of this amendment. Accordingly, for adequate and sufficient consideration, the Guarantor and the Administrative Agent agree as follows:

         1. Terms defined (by reference or otherwise) in the Guaranty have the same meanings when used, unless otherwise defined, in this amendment.

         2. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Guaranty is amended to add the following phrase at the beginning of SECTIONS 1(V) and (VI) of the Guaranty:

                 EXCEPT in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 7(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable

         3. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until the Administrative Agent receives counterparts of this amendment duly executed and delivered by all parties named below.

         4. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Micro Guaranty" refer to the Micro Guaranty as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and, except as otherwise stated in this amendment, the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Guaranty is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, consent, release, or termination of this amendment is valid unless in a writing that is signed by the Guarantor and the Administrative Agent on behalf of the Lender Parties. This amendment shall be governed by and its provisions construed under the laws of the State of New York.

         EXECUTED as of the date first stated in this amendment.

INGRAM MICRO INC., as the Guarantor    NATIONSBANK OF TEXAS, N.A.,
                                       as the Administrative Agent


By                                     By
  ---------------------------             ------------------------------
  Michael J. Grainger,                    Yousuf Omar,
  Executive Vice President                Senior Vice President
  and Worldwide Chief Financial
  Officer





                                                                    EXHIBIT H-1

                                  EXHIBIT I-4

                           AMENDMENT TO MICRO CANADA
                 GUARANTY (COORDINATION CENTER/MICRO SINGAPORE)

         THIS AMENDMENT is entered into as of October 28, 1997, between INGRAM MICRO INC., an Ontario, Canada corporation (the "GUARANTOR"), and NATIONSBANK OF TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders described below.

         The Guarantor has executed and delivered the Micro Canada Guaranty (Coordination Center/Micro Singapore) (as renewed, extended, amended, or restated, the "GUARANTY") dated as of October 30, 1996, in favor of the Lenders under the Credit Agreement referred to in the Guaranty. The Guarantor has requested the Administrative Agent to enter into this amendment in order to clarify one provision of the Guaranty, which the Administrative Agent has agreed to do subject to the terms and conditions of this amendment. Accordingly, for adequate and sufficient consideration, the Guarantor and the Administrative Agent agree as follows:

         1. Terms defined (by reference or otherwise) in the Guaranty have the same meanings when used, unless otherwise defined, in this amendment.

         2. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Guaranty is amended to add the following phrase at the beginning of SECTIONS 1(V) and (VI) of the Guaranty:

                 EXCEPT in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 7(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable,

         3. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until the Administrative Agent receives counterparts of this amendment duly executed and delivered by all parties named below.

         4. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Micro Canada Guaranty (Coordination Center/Micro Singapore)" refer to the Guaranty as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and, except as otherwise stated in this amendment, the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference.
Except as specifically amended and modified in this amendment, the Guaranty is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, consent, release, or termination of this amendment is valid unless in a writing that is signed by the Guarantor and the Administrative Agent on behalf of the Lender Parties. This amendment shall be governed by and its provisions construed under and governed by the laws of the Province of Ontario, Canada.

         EXECUTED as of the date first stated in this amendment.



INGRAM MICRO INC., an Ontario,         NATIONSBANK OF TEXAS, N.A.,
Canada corporation, as the Guarantor   as the Administrative Agent


By                                     By
  ---------------------------             ------------------------------
  Michael J. Grainger,                    Yousuf Omar,
  Authorized Representative               Senior Vice President




                                                                    EXHIBIT I-4

                                  EXHIBIT I-5

                               AMENDMENT TO MICRO
                            CANADA GUARANTY (MICRO)

         THIS AMENDMENT is entered into as of October 28, 1997, between INGRAM MICRO INC., an Ontario, Canada corporation (the "GUARANTOR"), and NATIONSBANK OF TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders described below.

         The Guarantor has executed and delivered the Micro Canada Guaranty (Micro) (as renewed, extended, amended, or restated, the "GUARANTY") dated as of October 30, 1996, in favor of the Lenders under the Credit Agreement referred to in the Guaranty. The Guarantor has requested the Administrative Agent to enter into this amendment in order to clarify one provision of the Guaranty, which the Administrative Agent has agreed to do subject to the terms and conditions of this amendment. Accordingly, for adequate and sufficient consideration, the Guarantor and the Administrative Agent agree as follows:

         1. Terms defined (by reference or otherwise) in the Guaranty have the same meanings when used, unless otherwise defined, in this amendment.

         2. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Guaranty is amended to add the following phrase at the beginning of SECTIONS 1(V) and (VI) of the Guaranty:

                 EXCEPT in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 7(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable,

         3. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until the Administrative Agent receives counterparts of this amendment duly executed and delivered by all parties named below.

         4. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Micro Canada Guaranty (Micro)" refer to the Micro Canada Guaranty (Micro) as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and, except as otherwise stated in this amendment, the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Guaranty is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, consent, release, or termination of this amendment is valid unless in a writing that is signed by the Guarantor and the Administrative Agent on behalf of the Lender Parties. This amendment shall be governed by and its provisions construed under the laws of the Province of Ontario, Canada.

         EXECUTED as of the date first stated in this amendment.



INGRAM MICRO INC., an Ontario,         NATIONSBANK OF TEXAS, N.A.,
Canada corporation,                    as the Administrative as the Guarantor \
                                       Agent


By                                     By
  ---------------------------             ------------------------------
  Michael J. Grainger,                    Yousuf Omar,
  Authorized Representative               Senior Vice President





                                                                    EXHIBIT I-5

                                  EXHIBIT I-6

                                  AMENDMENT TO
                            MICRO SINGAPORE GUARANTY

         THIS AMENDMENT is entered into as of October 28, 1997, between INGRAM MICRO SINGAPORE PTE LTD., a company organized and existing under the laws of Singapore (the "GUARANTOR"), and NATIONSBANK OF TEXAS, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders described below.

         The Guarantor has executed and delivered the Micro Singapore Guaranty (as renewed, extended, amended, or restated, the "GUARANTY") dated as of October 30, 1996, in favor of the Lenders under the Credit Agreement referred to in the Guaranty. The Guarantor has requested the Administrative Agent to enter into this amendment in order to clarify one provision of the Guaranty, which the Administrative Agent has agreed to do subject to the terms and conditions of this amendment. Accordingly, for adequate and sufficient consideration, the Guarantor and the Administrative Agent agree as follows:

         1. Terms defined (by reference or otherwise) in the Guaranty have the same meanings when used, unless otherwise defined, in this amendment.

         2. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this amendment, the Guaranty is amended to add the following phrase at the beginning of SECTIONS 1(V) and (VI) of the Guaranty:

                  EXCEPT in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 7(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable,

         3. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until the Administrative Agent receives counterparts of this amendment duly executed and delivered by all parties named below.

         4. Upon the effectiveness of PARAGRAPH 2 above, all references in the Loan Documents to the "Micro Singapore Guaranty" refer to the Guaranty as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and, except as otherwise stated in this amendment, the provisions relating to Loan Documents in the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Guaranty is unchanged and continues in full force and effect, and this amendment is not otherwise a waiver or any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change, waiver, consent, release, or termination of this amendment is valid unless in a writing that is signed by the Guarantor and the Administrative Agent on behalf of the Lender Parties. This amendment shall be governed by and its provisions construed under the laws of Singapore.

         EXECUTED as of the date first stated in this amendment.



INGRAM MICRO SINGAPORE PTE LTD.,       NATIONSBANK OF TEXAS, N.A.,
as the Guarantor                       as the Administrative Agent

By                                     By
  ---------------------------             ------------------------------
  Michael J. Grainger, Attorney           Yousuf Omar, Senior Vice President





                                                                    EXHIBIT I-6

                               AMENDED EXHIBIT J

                          FORM OF ADDITIONAL GUARANTY

         Pursuant to THIS GUARANTY (the "GUARANTY"), dated as of ______________________________, 19___, [INSERT NAME OF ADDITIONAL GUARANTOR]
(the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees, as primary obligor and not as surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram Micro Inc., a corporation organized and existing under the laws of the State of Delaware ("MICRO"), Ingram European Coordination Center N.V., a company organized and existing under the laws of the Kingdom of Belgium ("COORDINATION CENTER"), Ingram Micro Singapore PTE Ltd., a corporation organized and existing under the laws of Singapore ("MICRO SINGAPORE"), Ingram Micro Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA") and each Acceding Borrower (as defined in the Credit Agreement described below) that shall become a party to the Credit Agreement described below pursuant to an Accession Request and Acknowledgment (as defined in the Credit Agreement described below) duly acknowledged on behalf of the Guarantor (Micro, Coordination Center, Micro Singapore and Micro Canada being, collectively with any such Acceding Borrower, the "BORROWERS"), under or in connection with the Credit Agreement, dated as of October 30, 1996 (together with all amendments and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement), among the Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), NationsBank of Texas, N.A., as administrative agent (in such capacity the "ADMINISTRATIVE AGENT") for the Lenders, The Bank of Nova Scotia, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, and The Chase Manhattan Bank, DG Bank Deutsche Genossenschaftsbank, Cayman Islands Branch, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, Atlanta Agency and Royal Bank of Canada, as co-agents (the "CO-AGENTS"; hereinafter, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents being, collectively, the "LENDER PARTIES"), and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by the Borrowers thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes, and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by each Borrower (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS"). In the case of a failure of any Borrower punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by such Borrower.
This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non- payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Borrowers and the Guarantor are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products. multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such a basis that credit supplied to Industries and the other Borrowers be made available from time to time to the Guarantor, as required for the continued





                                                              AMENDED EXHIBIT  J
successful operation of each Borrower and the Guarantor, separately, and the integrated operation as a whole. In accordance with the terms of the Credit Agreement, and to further induce the Lender Parties to continue making Credit Extensions pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee, on the terms and conditions set forth herein, the obligations of the Borrowers under the Credit Agreement, the Notes and each other Loan Document, and the Guarantor expects to derive benefit, directly or indirectly, from the Credit Extensions made to the Borrowers from time to time.

         Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law of any State of the United States.

         SECTION 1.       CONSENTS AND WAIVERS BY GUARANTOR.   (a) This
Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document or any other agreement or instrument relating thereto (the foregoing agreements, documents and instruments being, collectively, the "CREDIT DOCUMENTS"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                 (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Credit Documents;

                 (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

                 (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any Lender Party to exercise any such right or power;





                                                              AMENDED EXHIBIT  J

                 (v) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 8(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any release of the Guarantor from liability hereunder;

                 (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 8(B) of this Guaranty, SECTION 11.1(B) of the Credit Agreement, or both, as applicable, any release, discharge, modifications or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                 (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrowers or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

         (b) The Guarantor agrees that it is directly and primarily and jointly and severally liable to the Lender Parties, that the obligations hereunder are independent of the obligations of each Borrower and any other Obligor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not an action is brought against any Borrower or any other Obligor, or whether any Borrower or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to any Borrower or any other Obligor or endorser shall not release it from this Guaranty.

         (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon any Borrower or the Guarantor.

         SECTION 2. NO SUBROGATION. (a) Any and all present and future debts and obligations of each Borrower to the Guarantor, including rights of reimbursement and subrogation, are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and termination of all the Commitments; provided, however, that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this Guaranty shall be so postponed and subordinated only if an Event of Default shall have occurred and be continuing.





                                       3                      AMENDED EXHIBIT  J

         (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against the Borrowers under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments have terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Borrower if such obligations are then unmatured. The Guarantor hereby agrees that, as between the Guarantor on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against any of the Borrowers and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due and payable by any of the Borrowers) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment. or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Borrower the Guarantor or any other Obligor (including the Guarantor) or otherwise, all as though such payment had not been made.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby makes to the Lender Parties the following representations, warranties and agreements as to itself:

         SECTION 4.01 ORGANIZATION, ETC. The Guarantor is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify and to maintain such good standing, singularly or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Guaranty and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, excluding any such government licenses, permits or other approvals in respect of which the failure to so obtain, hold or maintain has not caused, and would not reasonably be expected to result in, a Material Adverse Effect.

         SECTION 4.02 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

         (a)     contravene the Guarantor's Organic Documents;

         (b) contravene any law or governmental regulation or court decree or order binding on or affecting the Guarantor; or

         (c) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties.

         SECTION 4.03 NO DEFAULT. The Guarantor is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, or in any indenture, loan agreement, or





                                       4                      AMENDED EXHIBIT  J
other agreement, in connection with or as a result of which default there exists a reasonable possibility that a Material Adverse Effect could arise.
The execution, delivery and performance by the Guarantor of this Guaranty will not conflict with, or constitute a breach of, or a default under, any such bond, debenture, note, indenture, loan agreement or other agreement to which the Guarantor is a party or by which it is bound, in connection with or as a result of which conflict, breach of default there exists a reasonable possibility that a Material Adverse Effect could arise.

         SECTION 4.04 GOVERNMENT APPROVAL, REGULATION, ETC. No action by, and no notice to or filing with, any governmental authority or regulatory body or other Person and no payment of any stamp or similar tax, is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

         SECTION 4.05 VALIDITY, ETC. This Guaranty constitutes the legal. valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         SECTION 4.06 LITIGATION, LABOR CONTROVERSIES, ETC. Except as disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule to the Credit Agreement, there is no pending or, to the knowledge of the Guarantor, threatened litigation, action, proceeding or labor controversy affecting any the Guarantor, or any of its respective properties. businesses, assets or revenues, in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect or that would to affect the legality, validity or enforceability of this Guaranty.

         SECTION 4.07 TAXES. The Guarantor has filed all material tax returns and reports it reasonably believes are required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except as disclosed in Item 7.11 (Taxes) of the Disclosure Schedule to the Credit Agreement and except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 5. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS"), hereby agree, as among themselves and for the benefit of each of them, that if any Group Guarantor (in such capacity an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of such Guarantee Payment. The payment obligation of any Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 5 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE" shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (A) or (B) of SECTION 8.1.1 of the Credit Agreement) of (a) the sum of the unconsolidated stockholders





                                       5                      AMENDED EXHIBIT  J
equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).

         SECTION 6. ASSIGNMENT; SUCCESSORS. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of each Lender Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 7. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND ITS PROVISIONS CONSTRUED UNDER THE LAWS OF [THE STATE OF _______________________] [OR, IF PERMITTED PURSUANT TO SECTION
8.1.10 OF THE CREDIT AGREEMENT, INSERT NAME OF OTHER JURISDICTION]. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTORS PURSUANT TO THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH LITIGATION BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 8(C) HEREOF, IN EACH CASE MARKED FOR THE ATTENTION OF GENERAL COUNSEL, INGRAM MICRO INC., OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN THE MANNER PERMITTED BY THE LAWS OF EACH SUCH STATE. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AS INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION 8.       MISCELLANEOUS PROVISIONS.

         (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION 5.11 and ARTICLE M thereof.

         (b) No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing





                                       6                      AMENDED EXHIBIT  J
and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) All notices and other communications provided to any party hereto shall be made, (i) if to the Guarantor, at its address or facsimile number set forth below its signature line hereto or at such other address or facsimile number as the Guarantor may designate to the other parties hereto and the Lender Parties from time to time, and each such notice or communication shall be subject to the other provisions set forth in SECTION 11.2 of the Credit Agreement or (ii) if to any Borrower, in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

         (d) Section captions used in this Guaranty are for convenience of referenced only, and shall not affect the construction of this Guaranty.

         (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (A) through (D) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor then due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

         (f) Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

         (g) Any Person required to become a party to this Guaranty from and after the Effective Date pursuant to SECTION 8.1.10 of the Credit Agreement may do so by executing a signed counterpart of this Guaranty on terms satisfactory to the Administrative Agent.

         SECTION 9. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTORS. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS GUARANTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND MAKING CREDIT EXTENSIONS THEREUNDER.

         SECTION 10. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this Guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 5 hereof.





                                       7                      AMENDED EXHIBIT  J

         IN WITNESS WHEREOF, each undersigned corporation has caused this Guaranty to be executed on its respective behalf as of the date above written by one of its officers duly authorized thereunto.



                                       [NAME OF ADDITIONAL GUARANTOR]
                                       [ADDRESS FOR NOTICES]

                                       By
                                         --------------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


ACKNOWLEDGED AND AGREED TO
THE TERMS OF SECTION 5:

INGRAM MICRO INC.

By
  ___________________________________
  Name:
       -------------------------------
  Title:
        ------------------------------


INGRAM EUROPEAN COORDINATION CENTER N.V.

By
  ___________________________________
  Name:
       -------------------------------
  Title:
        ------------------------------


INGRAM MICRO SINGAPORE PTE LTD.

By
  ___________________________________
  Name:
       -------------------------------
  Title:
        ------------------------------


INGRAM MICRO INC. an Ontario, Canada corporation

By
  ___________________________________
  Name:
       -------------------------------
  Title:
        ------------------------------

                 [INSERT BLOCKS FOR EXISTING ADDITIONAL GUARANTORS]





                                       8                     AMENDED EXHIBIT J